PBHG INSURANCE SERIES FUND, INC.


                        SUPPLEMENT DATED FEBRUARY 1, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2000


         This Supplement updates certain information contained in the Prospectus of PBHG Insurance Series Fund, Inc. (the "Company"), as supplemented on September 26, 2000 and November 20, 2000. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge by calling 1-800-347-9256.

         At a special meeting of shareholders of each Portfolio of the Company (together, the "Portfolios") held on January 25, 2001, shareholders approved the following three items.

(1) A new investment advisory agreement with Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), an indirect, wholly owned subsidiary of Old Mutual, plc. In addition, shareholders of PBHG Select Value Portfolio, PBHG Mid-Cap Value Portfolio and PBHG Small Cap Value Portfolio approved a new sub-advisory agreement between Pilgrim Baxter and Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of Pilgrim Baxter.

            The new investment advisory agreement and sub-advisory agreement are identical in all material respects to the previous agreements, except for, in the case of the investment advisory agreement, the elimination of the expense limitations previously required by state securities laws. Each Portfolio's advisory rate will remain unchanged.

(2) Changes to the Portfolios' fundamental and non-fundamental investment policies, which are described in a supplement to the Statement of Additional Information.

(3)      An  Agreement  and  Plan  of  Reorganization   that  provides  for  the
         reorganization of the Company from a Maryland corporation to a Delaware business trust.